EX-99.77O - Transactions effected pursuant to Rule 10f-3


Name of Fund: Goldman Sachs Variable Insurance Trust - Growth Opportunities Fund Fund
Name of Underwriter Purchased From:
Name of Underwriting syndicate members: Goldman Sachs & Co., Credit Suisse First
 Boston Corporation, Deutsche Bank Securities, Morgan Stanley, Lazard Capital, Bank of America Securities, Piper Jaffrey, Cowen and Company and ThinkEquity Partners LLC
Name of Issuer:   First Solar Inc.
Title of Security:  First Solar, Inc.
Date of First Offering: 8/9/07
Dollar Amount Purchased:  $969,000
Number of Shares Purchased: 10,200
Price Per Unit:  $95.00

Name of Fund: Goldman Sachs Variable Insurance Trust - Growth Opportunities Fund Fund
Name of Underwriter Purchased From: Lehman Brothers
Name of Underwriting syndicate members: Banc of America Securities LLC, Bear Stearns & Co., CSFB Corporation, DB Securities Inc, Goldman Sachs & Co., Howard,
 Weill Labouisse, Friedricks Inc., J.P. Morgan Securities, Lehman Brothers Inc., Royal Bank of Canada, UBS Securities Inc., Turdor Picering Holt & Co.
Name of Issuer:  SandRidge Energy Inc.
Title of Security:  SANDRIDGE ENERGY, INC.
Date of First Offering: 11/5/07
Dollar Amount Purchased:  $553,800
Number of Shares Purchased:  21,300
Price Per Unit:  $26.00

Name of Fund: Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund Name of Underwriter Purchased From: Credit Suisse First Boston Corporation Name of Underwriting syndicate members: Goldman Sachs & Co., Deutsche Bank Securities, Inc., Lehman Brothers, UBS Securities, Kohlberg Kravis Roberts and Co., First Analysis Securities Corporation and Credit Suisse First Boston
Name of Issuer:  Rockwood Holdings Inc.
Title of Security:  ROCKWOOD HOLDINGS INC.
Date of First Offering: 11/12/07
Dollar Amount Purchased:  $4,454,000
Number of Shares Purchased:  131,000
Price Per Unit:  $34.00


Name of Fund: Goldman Sachs Variable Insurance Trust - Growth and Income Fund Name of Underwriter Purchased From: Lehman Brothers
Name of Underwriting syndicate members: GS&Co, Lehman Brothers, Bear Stearns & Co., BOA Securities, Citigroup Global Markets Inc., Credit Suisse,
DB Securities, Morgan Stanley, UBS Securities, FTN Financial, KBW Effectenbank and Vining Sparks
Name of Issuer:  Freddie Mac
Title of Security:  (FRE) 8.3750%
Date of First Offering: 11/29/07
Dollar Amount Purchased:  96,500
Number of Shares Purchased:  $2,412,500.00
Price Per Unit:  25.00

Name of Fund: Goldman Sachs Variable Insurance Trust - Growth and Income Fund Name of Underwriter Purchased From:
Name of Underwriting syndicate members:  Citigroup Global Markets,
Goldman, Sachs &Co., JPMorgan Securities, Inc., Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley,
Raymond James & Assoc., Royal Bank of Canada, UBS Securities, Scotia Capital Name of Issuer: Williams Partners LP
Title of Security:  Williams Partners LP
Date of First Offering: 12/5/07
Dollar Amount Purchased: $913,550
Number of Shares Purchased:  24,200
Price Per Unit:  $37.75



Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriting Syndicate members: Citigroup Global Markets, DB Securities,
 GS& Co., JPM Securities, ABN Amro, BNP Paribas, Dresdner Kleinwort,
Lehman Bros, Santander Investement Securities, Wachovia Capital Markets,
Loop Capital, Samuel A. Ramirez & Co., Williams Capital Group
Name of Underwriter Purchased From:  DMG
Name of Issuer:  Kraft Foods Inc.
Title of Security: KFT6 1/2 08/11/17
Date of First Offering: 8/8/2007
Dollar Amount Purchased:  273,389
Number of Shares Purchased:  275,000
Price Per Unit:  99.414

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriting Syndicate members: BOA Securities,
Citigroup Global Markets, DB Securities, Morgan Stanley, UBS Securities, GS&Co.,
 Barclays Capital, BNP Paribas, JPMorgan, Lehman Bros
Name of Underwriter Purchased From:  UBS
Name of Issuer:  Tyco Electronics Group
Title of Security: TEL 6 10/01/12
Date of First Offering: 9/20/2007
Dollar Amount Purchased:  $224,901
Number of Shares Purchased:  225,000
Price Per Unit:  99.956

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriter Purchased From: Barclays Capital
Name of Underwriting syndicate members: Barclays Capital, JPMorgan,
Merrill Lynch & Co., Bear Stearns & Co Inc., BNP Paribas,
Citigroup Global Markets Inc., Deutsche Bank Securities Inc., FTN Financial, GS&Co., Mitsubishi UFJ Financial, Morgan Stanley, RBS Greenwich Capital and UBS Securities
Name of Issuer:  Freddie Mac
Title of Security:  FHLMC 5 1/8 11/17
Date of First Offering: 10/9/2007
Dollar Amount Purchased:  $4,395,908.00
Number of Shares Purchased: 4,400,000
Price Per Unit:  99.907

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriting Syndicate members: GS&Co., JPMorgan, Lehman Bros,
BOA Securities, Barclays Capital, Bear Stears & Co., Citigroup Global Markets, DB Securities, Merrill Lynch Gov't Securities, Morgan Stanley and UBS Securities Name of Underwriter Purchased From: Lehman Brothers
Name of Issuer:  Fannie Mae
Title of Security: FNMA 4 3/4 11/12
Date of First Offering: 10/12/07
Dollar Amount Purchased:  $5,780,802.00
Number of Shares Purchased:  5,800,000
Price Per Unit:  99.669

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriting Syndicate members: Lehman Bros., Merrill Lynch,
BOA Securities, Bear Stearns & Co., Citigroup Global Markets, DB Securities, Morgan Stanley, UBS Securities, GS&Co., JPMorgan, FTN Financial,
KBW Effectenbank and Vining Sparks
 Name of Underwriter Purchased From:  Lehman Brothers
Name of Issuer:  Fannie Mae
Title of Security: (FNM) 8.2500%
Date of First Offering: 12/6/07
Dollar Amount Purchased:  $9,000,000
Number of Shares Purchased:  36,000
Price Per Unit:  25.

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriter Purchased From: Bear Stearns
Name of Underwriting syndicate members: Bear Stearns, Citigroup, JPMorgan, Merril Lynch &CO., GS&Co., Lehman Bros, PNC Capital Markets,
RBC Capital Markets, UBS Investment Bank and Morgan Stanley
Name of Issuer:  Buckeye Tobacco Settlement Financing Authority
Title of Security:  BUCGEN
Date of First Offering: 10/22/2007
Dollar Amount Purchased:  $72,436.50
Number of Shares Purchased: 75,000
Price Per Unit:  96.582



Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriter Purchased From: Bear Stearns
Name of Underwriting syndicate members: Bear Stearns, Citigroup, JPMorgan, Merril Lynch &CO., GS&Co., Lehman Bros, PNC Capital Markets,
RBC Capital Markets, UBS Investment Bank and Morgan Stanley
Name of Issuer:  Buckeye Tobacco Settlement Financing Authority
Title of Security:  BUCGEN
Date of First Offering: 10/22/2007
Dollar Amount Purchased:  $148,602.00
Number of Shares Purchased: 150,000
Price Per Unit:  99.068

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriter Purchased From: Bear Stearns
Name of Underwriting syndicate members: Bear Stearns, Citigroup, JPMorgan, Merril Lynch &CO., GS&Co., Lehman Bros, PNC Capital Markets,
RBC Capital Markets, UBS Investment Bank and Morgan Stanley
Name of Issuer:  Buckeye Tobacco Settlement Financing Authority
Title of Security:  BUCGEN
Date of First Offering: 10/22/2007
Dollar Amount Purchased:  $218,434.50
Number of Shares Purchased: 225,000
Price Per Unit:  97.082


Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriter Purchased From: JPMorgan
Name of Underwriting syndicate members: DB Securities, GS&Co., JPMorgan Securities, Merrill Lynch & Co., BOA Securities, Bank of Tokyo Mitsubishi Ltd, Barclays Capital, Bear Stearns & Co., BNY Capital Mkts, Citigroup Global Markets, Credit Suisse, HSBC Securities, Keybanc Capital Markets, Lehman Bros, Morgan Stanley, National City Bank, RBS Greenwich Capital UBS Securities and US Bancorp Name of Issuer: UnitedHealth Group Inc.
Title of Security:  UNH5 1/2 11/15/12
Date of First Offering: 11/14/2007
Dollar Amount Purchased:  $797,424.00
Number of Shares Purchased: 800,000
Price Per Unit:  99.678

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriting Syndicate members: Citigroup Global Markets,
UBS Securities, CIBC World Markets, ABN Amro, BOA Securities, Barclays Capital, BNP Paribas, Credit Suisse, DB Securities, GS&Co., HSBC Securities,
JPM Securities, Lazard Capital Markets, Lehman Bros, Merrill Lynch Pierce, Fenner, Morgan Stanley, RBC Capital Markets and Scotia Capital
Name of Underwriter Purchased From:  Citigroup
Name of Issuer:  Encana Corp
Title of Security: ECACN 6 1/2 02/38
Date of First Offering: 11/28/2007
Dollar Amount Purchased:  $623,556.25
Number of Shares Purchased:  625,000
Price Per Unit:  99.769

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriter Purchased From: Lehman Brothers
Name of Underwriting syndicate members: GS&Co, Lehman Bros, Bear Stearns & Co., BOA Securities, Citigroup Global Markets Inc., Credit Suisse, DB Securities, Morgan Stanley, UBS Securities, FTN Financial, KBW Effectenbank and
Vining Sparks
Name of Issuer:  Freddie Mac
Title of Security:  (FRE) 8.3750%
Date of First Offering: 11/29/2007
Dollar Amount Purchased:  $525,000
Number of Shares Purchased: 21,000
Price Per Unit:  25.00

Name of Fund: Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund Name of Underwriting Syndicate members: Citigroup Global Markets, DB Securities,
 BOA Securities, BNP Paribas, Cabrera Capital Markets, Sandler O'Neill & Ptrs, GS&Co, Barclays Capital, Credit Suisse, RBS Greenwich Capital,
CastleOak Securities, Lehman Bros, Bear Stears, UBS Investment Bank,
Guzman & CO., Williams Capital Group
Name of Underwriter Purchased From:  Citigroup
Name of Issuer:  Citigroup Capital XXI
Title of Security:  C Var 12/57-37
Date of First Offering: 12/17/2007
Dollar Amount Purchased:  $399,036
Number of Shares Purchased:  400,000
Price Per Unit:  99.759